SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 14, 2005
             -------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Synergy Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                    0-50467                 52-2413926
----------------------------       -------------       ------------------------
(State or other jurisdiction        (File No.)             (IRS Employer
 of incorporation)                                      Identification Number)


310 North Avenue East, Cranford, New Jersey                    07016
--------------------------------------------               ------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                    ------------------


                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          |_|  Written communications  pursuant to Rule 425 under the Securities
               Act

          |_|  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

         On February 14, 2005, the Registrant's senior vice president and chief financial officer, Ralph A. Fernandez, submitted notice to the Registrant of his resignation. Mr. Fernandez, who indicated that his decision to depart the Company was a personal one, will remain with the Registrant through March 31, 2005 to ensure a smooth transition.

         Senior Vice President and Chief Operating Officer Kevin M. McCloskey has been appointed as the Registrant's new investor relations officer, and may be reached at (800) 693-3838, extension 3292.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SYNERGY FINANCIAL GROUP, INC.



Date: February 18, 2005         By:      /s/John S. Fiore
                                         ------------------------------------
                                         John S. Fiore
                                         President and Chief Executive Officer